UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 29, 2010
QUESTCOR PHARMACEUTICALS, INC.
(Exact Name of Registrant as Specified in Charter)

California (State or Other Jurisdiction of Incorporation)	001-14758 (Commission File Number)	33-0476164 (I.R.S. Employer Identification No.)

3260 Whipple Road Union City, California (Address of Principal Executive Offices)	94587 (Zip Code)
Registrant’s telephone number, including area code: (510) 400-0700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-10.1
EX-10.2
EX-99.1

Item 1.01	Entry into a Material Definitive Agreement
     On February 4, 2010, Questcor Pharmaceuticals, Inc. (the “Company”) announced that Dr. Jason Zielonka, M.D., has been appointed to the newly created position of Chief Medical Officer. Dr. Zielonka is expected to commence employment with the Company on February 16, 2010 (the “Start Date”).
     Pursuant to the terms of an offer letter made by the Company (the “Offer Letter”), Dr. Zielonka will be paid an annual base salary of $270,000. In addition to his base salary, Dr. Zielonka can earn a performance-based incentive bonus of up to 45% of his earned base compensation during each calendar year, commencing in 2010. It is expected that Dr. Zielonka will receive a stock option grant in connection with his employment.
     The Company and Dr. Zielonka are party to a Severance Agreement (the “Severance Agreement”) that would provide certain benefits upon a change in control of the Company. The agreement provides that in the event a change in control of the Company occurs and his employment with the Company is involuntarily terminated, either by the Company other than for cause or by Dr. Zielonka for good reason, within the 12 month period commencing on the date of such change in control, one-hundred percent of his unvested stock options or restricted shares under any plan of the Company that are then outstanding shall become vested and exercisable immediately on the date of the involuntary termination. The agreement also provides severance compensation outside of the change of control context, totaling six months of base salary during the first three years of employment or twelve months of base salary after the first three years of employment in the event his employment is terminated either by the Company other than for cause or by Dr. Zielonka for good reason.
     The preceding discussion of the material terms of Dr. Zielonka’s Offer Letter and Severance Agreement is qualified in its entirety by reference to the entire texts of the Offer Letter and Severance Agreement, filed as Exhibit 10.1 and 10.2, respectively, to this Current Report on Form 8-K and incorporated herein by this reference.

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
     The information contained in Item 1.01 of this Current Report on Form 8-K is incorporated by reference herein.
     A copy of the press release announcing the appointment of Dr. Zielonka as the Company’s Chief Medical Officer is filed as Exhibit 99.1 hereto and incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.
     (d) Exhibits.

Exhibit No.	Description
10.1	Offer Letter, by and between Questcor Pharmaceuticals, Inc. and Dr. Jason Zielonka, M.D., dated January 29, 2010.
10.2	Severance Agreement, by and between Questcor Pharmaceuticals, Inc. and Dr. Jason Zielonka, M.D., dated January 29, 2010.
99.1	Questcor Pharmaceuticals, Inc. press release dated February 4, 2010.

SIGNATURES
     Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 4, 2010	QUESTCOR PHARMACEUTICALS, INC.
	By:	/s/ Gary M. Sawka
Gary M. Sawka
Senior Vice President, Finance, and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	Offer Letter, by and between Questcor Pharmaceuticals, Inc. and Dr. Jason Zielonka, M.D., dated January 29, 2010.
10.2	Severance Agreement, by and between Questcor Pharmaceuticals, Inc. and Dr. Jason Zielonka, M.D., dated January 29, 2010.
99.1	Questcor Pharmaceuticals, Inc. press release dated February 4, 2010.